                                                                  Exhibit 10.92

                            ASSIGNMENT OF COLLATERAL

                     (CHARLOTTE OFFICE TOWER ASSOCIATES "B")

      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina.

      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                    ASSIGNOR:

                                    STICHTING PENSIOENFONDS VOOR DE
                                    GEZONDHEID, GEESTELIJKE EN
                                    MAATSCHAPPELIJKE BELANGEN


                                    By: /s/ Jan H.W.R. van der Vlist
                                        ----------------------------------
                                    Name: Jan H.W.R van der Vlist
ATTEST:                             Title: Attorney-in-fact

By:
   ----------------------
Name:
     --------------------
Title:
      -------------------

[CORPORATE SEAL]

                                    By: /s/ Anneke C. van de Puttelaar
                                        ----------------------------------
                                    Name: Anneke C. van de Puttelaar
ATTEST:                             Title: Attoney-in-fact

By:
   ----------------------
Name:
     --------------------
Title:
      -------------------

[CORPORATE SEAL]

                                    ASSIGNEE:

                                    CORNERSTONE PROPERTIES INC.

                                    By: /s/ John S. Moody
                                        ----------------------------------
                                    Name: John S. Moody
                                    Title: President
ATTEST:

By: /s/ Thomas P. Loftus
    -------------------------
Name: Thomas P. Lotus
Title:Secretary

[CORPORATE SEAL]

                                    By: /s/ Rodney C. Dimock
                                        ----------------------------------
                                    Name: Rodney C. Dimock
ATTEST:                             Title: Executive Vice President

By: /s/ Thomas P. Loftus
    -------------------------
Name: Thomas P. Loftus
Title:Secretary

[CORPORATE SEAL]

STATE OF NEW YORK
COUNTY OF NEW YORK

      I, /s/, a Notary Public of said County and State, certify that /s/ Jan H.W.R. Van Der Vlist, personally came before me this day and acknowledged that he/she is the attorney-in-fact of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a Foundation formed according to the laws of the Netherlands, and that by authority duly given on and behalf of the Foundation, the foregoing instrument was signed in its name by its attorney-in-fact, and attested by him/her.

      Witness my hand and office stamp or seal this 27th day of October, 1997.

                                        /s/
                                        ----------------------------------
                                        Notary Public
My Commission Expires:

February 21, 1999
----------------------
[NOTARY SEAL]                                   Michael L. Perry
                                                Notary Public, State of New York
                                                No.O1PE503358

STATE OF NEW YORK
COUNTY OF NEW YORK

      I, /s/ a Notary Public of said County and State, certify that /s/ Anneke
C. Van de Puttelaar, personally came before me this day and acknowledged that he/she is the attorney-in-fact of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a Foundation formed according to the laws of the Netherlands, and that by authority duly given on and behalf of the Foundation, the foregoing instrument was signed in its name by its attorney-in-fact, and attested by him/her.

      Witness my hand and office stamp or seal this 27th day of October, 1997.

                                        /s/
                                        ----------------------------------
                                        Notary Public
My Commission Expires:

February 21, 1999                               Michael L. Perry
-----------------------                         Notary Public, State of New York
                                                No.O1PE503358

STATE OF NEW YORK
COUNTY OF NEW YORK

      I, /s/, a Notary Public of said County and State, certify that /s/ Rodney
C. Dimock, personally came before me this day and acknowledged that he/she is Secretary of Cornerstone Properties Inc., a Nevada corporation, and that by authority duly given on and behalf of the Corporation, the foregoing instrument was signed in its name by its _____________, and attested by him/her.

      Witness my hand and office stamp or seal this 27th day of October, 1997.

                                        /s/
                                        ----------------------------------
                                        Notary Public
My Commission Expires:

February 21, 1999

[NOTARY SEAL]                                   Michael L. Perry
                                                Notary Public, State of New York
                                                No.O1PE503358

STATE OF NEW YORK
COUNTY OF NEW YORK

      I, /s/, a Notary Public of said County and State, certify that /s/ John S. Moody, personally came before me this day and acknowledged that he/she is President of Cornerstone Properties Inc., a Nevada corporation, and that by authority duly given on and behalf of the Corporation, the foregoing instrument was signed in its name by its _______________, and attested by him/her.

      Witness my hand and office stamp or seal this 27th day of October, 1997.

                                        /s/
                                        ----------------------------------
                                        Notary Public
My Commission Expires:

February 21, 1999
----------------------
                                                Michael L. Perry
                                                Notary Public, State of New York
                                                No.O1PE503358

                                    EXHIBIT A

1. Modified and Restated "B" Note dated as of December 21, 1982, executed by Charolotte Office Tower Associates ("Charlotte") in favor of Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") in the principal amount of $8,196,549.27, recorded in Deed Book 4609 at page 876 in the Mecklenburg County, North Carolina Register of Deeds.

2. "B" Construction Deed of Trust and Security Agreement dated as of October 22, 1980, executed by Charlotte in favor of Robert W. Bradshaw, Jr. and Russell M. Robinson II, as Trustees for Dutch Institutional Finance Corporation ("DIFCO"), recorded in Deed Book 4358 at page 763, aforesaid records; as modified by that certain "B" Extension, Modification and Spreader Agreement dated as of December 21, 1982, executed by and between Charlotte and Robert W. Bradshaw, Jr. and Russell M. Robinson II, as Trustees for DIFCO, recorded in Deed Book 4609 at page 815, aforesaid records; as assigned by DIFCO to PGGM pursuant to that certain Assignment of "B" Note, recorded December 30, 1982, in Deed Book 4609 at page 839, aforesaid records; as further amended and modified by that certain Spreader and Release Agreement dated as of July 18, 1989, recorded in Deed Book 6069 at page 460, aforesaid records.

3. "B" Collateral Assignment of Leases and Rents dated as of October 22, 1980, executed by Charlotte in favor of DIFCO, recorded in Deed Book 4358 at page 747, aforesaid records; as assigned by DIFCO to PGGM pursuant to that certain Assignment recorded on December 30, 1982, in Deed Book 4609 at page 836, aforesaid records.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                     (CHARLOTTE OFFICE TOWER ASSOCIATES "B")

      Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.

                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN



                                          By: /s/ Jan H.W.R. van der Vlist
                                              ----------------------------------
                                          Notary Public
                                          Name: Jan H.W.R. van der Vlist
                                          Title: Attorney-in-fact


                                          By: /s/ Anneke C. Van de Puttelaar
                                              ----------------------------------
                                          Name: Anneke C. van de Puttelaar
                                          Title: Attorney-in-fact

                                    DATE: October 27th, 1997